Zurich Advantage III

Supplement dated March 1, 2024

to the

Prospectus dated May 1, 2023

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

The Board of Directors of American Century Variable Portfolios, Inc. (“ACVP”) approved an agreement and plan of reorganization of each Acquired Fund listed below into a similar series and class of the Lincoln Variable Insurance Products Trust (the “Acquiring Funds”) (each, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization is subject to the approval of shareholders at a special shareholder meeting to be held on or about April 4, 2024. If approved by shareholders, the Reorganizations are expected to take place on or about April 26, 2024 (the “Reorganization Date”).

As a result, the Acquiring Funds will be added as an available investment option under your Contract on or about April 26, 2024, and each Acquired Fund’s shareholder will receive an equal value of shares of the corresponding Acquiring Fund.

Acquired Funds	Acquiring Funds

American Century VP Disciplined Core Value Fund – Class I	LVIP American Century Disciplined Core Value Fund – Standard Class II
American Century VP Value Fund – Class I	LVIP American Century Value Fund – Standard Class II

Prior to the Reorganization Date, you may transfer any Contract Value that is invested in the Acquired Funds to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future Purchase Payments to the Acquired Funds, you should provide us new allocation instructions prior to the Reorganization Date.

Effective after the close of business on April 26, 2024, the following changes will occur:

•	You will no longer be able to allocate new purchase payments to the Acquired Funds;

•	You will no longer be able to make sub-account transfers to the Acquired Funds;

•	Any Contract Value allocated to the Acquired Funds will be reallocated to the corresponding Acquiring Fund; and

•

Program enrollments (Dollar Cost Averaging, Asset Allocation Service and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Funds, unless you provide us with new enrollment instructions prior to the Reorganization Date.

Upon completion of the Reorganizations, all references to the Acquired Funds in the prospectus are deleted and replaced with the Acquiring Funds.

Effective on or about April 26, 2024, in your prospectus, under section entitled “Appendix A - Portfolios Available Under the Contract,” the below Acquiring Fund information is added to the table.

Portfolio Objective	Portfolio Name Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of Dec. 31, 2022)
			1 Year	5 Year	10 Year
The fund seeks capital growth by investing in common stocks. Income is a secondary objective.	LVIP American Century Disciplined Core Value Fund – Standard Class II	0.71%*	-12.83%	6.59%	10.37%
	Advised by Lincoln Financial Investments Corporation, Sub-advised by American Century Investment Management, Inc.
The fund seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund – Standard Class II Advised by Lincoln Financial Investments Corporation, Sub-advised by American Century Investment Management, Inc.	0.71%*	0.31%	7.68%	10.41%

[1]	This Portfolio’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

*

The table reflects pro forma expense ratios of the corresponding Acquiring Fund. The pro forma fees and expenses of the Acquiring Fund are estimated as if the Reorganization were in effect for the 12 months ended June 30, 2023.

Information Pertaining to the Sub-Account Transfer Rule

•

Any money currently invested in the Acquired Funds may be redirected to investment options currently available under your Contract and will not count as a transfer toward the limitation of allowable transfers per Contract Year.

•	The transfer of your Contract Value from any Acquired Funds as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed.

•

During the 60 days after the Reorganization Date, you will be allowed one Subaccount transfer from each Acquiring Fund that will not count as a transfer toward the limitation of allowable transfers per Contract Year.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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